UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2006



                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)




              MAINE                   01-28190            01-0413282
    (State or other jurisdiction      (Commission         (IRS employer
          of incorporation)           File Number)      Identification No.)




        Two Elm Street, Camden, Maine                           04843
     (Address of principal executive offices)                 (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

Camden National Corporation issued a press release on April 25, 2006 announcing earnings for the first quarter of 2006.




Item 9.01 - Financial Statements and Exhibits


            (c) Exhibits.

                99.1        First quarter 2006 earnings press release

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

       CAMDEN NATIONAL CORPORATION



     By:    /s/ Sean G. Daly                                Date: April 25, 2006
           ---------------------------------------
           Sean G. Daly
           Chief Financial Officer and Principal
           Financial & Accounting Officer